Supplement dated November 14, 2005
to the

Buffalo Funds®Prospectus

Buffalo High Yield Fund, Inc.

The Buffalo High Yield Fund has resumed accepting new purchases through broker-dealers. Based on its evaluation that the current market for high yield bonds has stabilized, the Fund’s investment manager has determined that the re-opening of the Fund to new cash investments through broker-dealers is in the best interests of the Fund and its shareholders.

This Supplement supersedes and replaces the Supplement to the Buffalo High Yield Fund, Inc.’s Prospectus dated August 9, 2005. Please discard and disregard the Prospectus supplement dated August 9, 2005.

Please retain this supplement with your Prospectus.